Exhibit 99.2
Earnings Call 4Q 2025 January 23, 2026

Statements included in this communication, which are not historical in nature are intended to be, and are hereby identified as, forward-looking statements for purposes of the safe harbor provided by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are based on, among other things, management’s beliefs, assumptions, current expectations, estimates and projections about the financial services industry, the economy and SouthState. Words and phrases such as “may,” “approximately,” “continue,” “should,” “expects,” “projects,” “anticipates,” “is likely,” “look ahead,” “look forward,” “believes,” “will,” “intends,” “estimates,” “strategy,” “plan,” “could,” “potential,” “possible” and variations of such words and similar expressions are intended to identify such forward-looking statements. SouthState Bank Corporation (“SouthState” or the “Company”) cautions readers that forward looking statements are subject to certain risks, uncertainties and assumptions that are difficult to predict with regard to, among other things, timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results. Such risks, uncertainties and assumptions, include, among others, the following: (1) economic volatility risk, including as a result of monetary, fiscal, and trade law policies, such as tariffs, and inflation, potentially resulting in higher rates, deterioration in the credit markets, greater than expected noninterest expenses, excessive loan losses, or on the other hand lower rates, which also may have other negative consequences, which risks could be exacerbated by potential negative economic developments resulting from federal spending cuts and/or one or more federal budget-related impasses or actions; (2) risks related to the ability of the Company to pursue its strategic plans which depend upon certain growth goals in our lines of business; (3) risks related to the merger and integration of SouthState and Independent Bank Group, Inc. (“Independent” or “IBTX”) including, among others, (i) the risk that the cost savings and any revenue synergies from the merger may not be fully realized or may take longer than anticipated to be realized, (ii) the risk that the integration of Independent’s operations into SouthState’s operations will be materially delayed or will be more costly or difficult than expected or that the parties are otherwise unable to successfully integrate Independent’s businesses into SouthState’s businesses, (iii) the amount of the costs, fees, expenses and charges related to the merger, and (iv) reputational risk and the reaction of each company's customers, suppliers, employees or other business partners to the merger; (4) risks relating to the ability to retain our culture and attract and retain qualified people as we grow and are located in new markets, and being able to offer competitive salaries and benefits, including flexibility of working remotely or in the office; (5) deposit attrition, client loss or revenue loss following completed mergers or acquisitions that may be greater than anticipated; (6) credit risks associated with an obligor’s failure to meet the terms of any contract with SouthState Bank, N.A. (the “Bank”) or otherwise fail to perform as agreed under the terms of any loan-related document; (7) interest rate risk primarily resulting from our inability to effectively manage the risk, and their impact on the Bank’s earnings, including from the correspondent and mortgage divisions, housing demand, the market value of the Bank’s loan and securities portfolios, and the market value of SouthState’s equity; (8) inflationary risks negatively impacting our business and profitability, earnings and budgetary projections, or demand for our products and services; (9) a decrease in our net interest income due to the interest rate environment; (10) liquidity risk affecting the Bank’s ability to meet its obligations when they come due; (11) unexpected outflows of uninsured deposits may require us to sell investment securities at a loss; (12) potential deterioration in real estate values; (13) the loss of value of our investment portfolio could negatively impact market perceptions of us and could lead to deposit withdrawals; (14) price risk focusing on changes in market factors that may affect the value of traded instruments in “mark-to-market” portfolios; (15) transaction risk arising from problems with service or product delivery; (16) the impact of increasing digitization of the banking industry and movement of customers to on-line platforms, and the possible impact on the Bank’s results of operations, customer base, expenses, suppliers and operations; (17) controls and procedures risk, including the potential failure or circumvention of our controls and procedures or failure to comply with regulations related to controls and procedures; (18) volatility in the financial services industry (including failures or rumors of failures of other depository institutions), along with actions taken by governmental agencies to address such turmoil, could affect the ability of depository institutions, including us, to attract and retain depositors and to borrow or raise capital; (19) the impact of competition with other financial institutions, including deposit and loan pricing pressures and the resulting impact, including as a result of compression to net interest margin; (20) compliance risk involving risk to earnings or capital resulting from violations of or nonconformance with laws, rules, regulations, prescribed practices, or ethical standards, and contractual obligations regarding data privacy and cybersecurity; (21) regulatory change risk resulting from new laws, rules, regulations, accounting principles, proscribed practices or ethical standards, including, without limitation, the possibility that regulatory agencies may require higher levels of capital above the current regulatory-mandated minimums and including the impact of special FDIC assessments, the Consumer Financial Protection Bureau regulations or other guidance, and the possibility of changes in accounting standards, policies, principles and practices; (22) risks related to the legal, regulatory, and supervisory environment, including changes in financial services legislation, regulation, policies, or government officials or other personnel; (23) strategic risk resulting from adverse business decisions or improper implementation of business decisions; (24) reputation risk that adversely affects earnings or capital arising from negative public opinion including the effects of social media on market perceptions of us and banks generally; (25) cybersecurity risk related to the dependence of SouthState on internal computer systems and the technology of outside service providers, as well as the potential impacts of internal or external security breaches, which may subject the Company to potential business disruptions or financial losses resulting from deliberate attacks or unintentional events; (26) reputational and operational risks associated with environment, social and governance (ESG) matters, including the impact of changes in federal and state laws, regulations and guidance relating to climate change; (27) excessive loan losses; (28) reputational risk and possible higher than estimated reduced revenue from previously announced or proposed regulatory changes in the Bank’s consumer programs and products; (29) operational, technological, cultural, regulatory, legal, credit and other risks associated with the exploration, consummation and integration of potential future acquisitions, whether involving stock or cash consideration; (30) catastrophic events such as hurricanes, tornados, earthquakes, floods or other natural or human disasters, including public health crises and infectious disease outbreaks, as well as any government actions in response to such events, and the related disruption to local, regional and global economic activity and financial markets, and the impact that any of the foregoing may have on SouthState and its customers and other constituencies; (31) geopolitical risk from terrorist activities and armed conflicts that may result in economic and supply disruptions, and loss of market and consumer confidence; (32) the risks of fluctuations in market prices for SouthState common stock that may or may not reflect economic condition or performance of SouthState; (33) the payment of dividends on SouthState common stock, which is subject to legal and regulatory limitations as well as the discretion of the board of directors of SouthState, SouthState’s performance and other factors; (34) ownership dilution risk associated with potential acquisitions in which SouthState’s stock may be issued as consideration for an acquired company; and (35) other factors that may affect future results of SouthState, as disclosed in SouthState’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, filed by SouthState with the U.S. Securities and Exchange Commission (“SEC”) and available on the SEC’s website at http://www.sec.gov, any of which could cause actual results to differ materially from future results expressed, implied or otherwise anticipated by such forward-looking statements. All forward-looking statements speak only as of the date they are made and are based on information available at that time. SouthState does not undertake any obligation to update or otherwise revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements. CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS

Ranked #14 by S&P Global Greenwich Excellence & Best Brand Awards for Small Business Banking from Coalition Greenwich $65 B Assets $48 B Loans Enhanced Scale Through IBTX Partnership 343 Branch Locations 12 of 15 Fastest Growing U.S. MSAs(2) #5 Largest Regional Bank in the South(3) Dominant Southern Franchise $55 B Deposits $7.4 B Market Cap 17 SOUTHSTATE BANK CORPORATION OVERVIEW (1) $67B Assets $49B Loans $55B Deposits $10B Market Cap 342 Branch Locations 12 of 15 Fastest Growing U.S. MSAs(3) #5 Largest Regional Bank in the South(4) (1) ~ (4) For end note descriptions, see Earnings Presentation End Notes starting on slide 35. PROJECTED POPULATION GROWTH(2) 3 Fastest-growing 20% of Fort Collins MSAs highlighted in blue Denver Dallas Austin Houston Birmingham Richmond Charleston Atlanta Augusta Savannah Jacksonville Tampa Miami Orlando Winter Haven Charlotte Greenville

SOUTHSTATE’S COMPETITIVE ADVANTAGE GEOGRAPHY • True alternative to the largest banks – for bankers and for clients • Large enough to invest in technology and capital markets • Local market leadership with income statement control and responsibility • Creating alignment and accountability across all areas of the bank • “Shoot where the ducks are flying” • Fastest growing markets in America SCALE BUSINESS MODEL 4

5

POSITIONED FOR THE FUTURE IN THE BEST GROWTH MARKETS IN AMERICA 6 4% 4% 2% 1% 7% 4% 24% 23% 16% 15% 21% 12% % Loans 7% % Deposits 6% 18% 16% For end note descriptions, see Earnings Presentation End Notes starting on slide 35. 2.0% 2.2% 2.6% 2.7% 3.7% 5.1% 6.1% 6.5% 7.5% VA AL U.S. CO GA NC SC TX FL Projected Population Growth (2026-2031)

Sources: U.S. Census Bureau PANDEMIC ACCELERATES POPULATION MIGRATION TO THE SOUTH 7

Quarterly Results

PPNR PER DILUTED SHARE (1) (1) For end note descriptions, Earnings Presentation End Notes starting on slide 35. 9 $2.59 $2.84 $3.08 $3.41 $3.21 $2.00 $2.40 $2.80 $3.20 $3.60 4Q24 1Q25 2Q25 3Q25 4Q25

HIGHLIGHTS | LINKED QUARTER Dollars in millions, except per share data (1) For end note descriptions, see Earnings Presentation End Notes starting on slide 35. 10 3Q25 4Q25 GAAP Net Income $ 246.6 $ 247.7 EPS (Diluted) $ 2.42 $ 2.46 Return on Average Assets 1.49% 1.47 % Non-GAAP(1) Return on Average Tangible Common Equity 19.6% 19.1 % Non-GAAP, Adjusted(1) Net Income $ 262.7 $ 248.2 EPS (Diluted) $ 2.58 $ 2.47 Return on Average Assets 1.59% 1.48 % Return on Average Tangible Common Equity 20.8% 19.1%

QUARTERLY HIGHLIGHTS | 4Q 2025 * : Annualized percentages (1) ~ (5) For end note descriptions, see Earnings Presentation End Notes starting on slide 35. 11 • Reported Diluted Earnings per Share (“EPS”) of $2.46, an increase of 32% year over year; adjusted Diluted EPS (non-GAAP)(1) of $2.47, an increase of 28% year over year • Pre-Provision Net Revenue (“PPNR”)(non-GAAP)(2) of $322.7 million • 4Q25 vs. 4Q24 PPNR/share growth (non-GAAP)(2) of 24% • Tangible Book Value (“TBV”) per Share (Non-GAAP)(3) of $56.27, an increase of 10% year over year, after closing the Independent Financial (“Independent”) acquisition, raised our dividend 11%, and repurchasing 2.4% of the Company’s shares • Net interest margin, non-tax equivalent and tax equivalent (non-GAAP)(4) of 3.85% and 3.86%, respectively, down 0.20% from prior quarter • Noninterest Income of $105.8 million, up $7 million compared to the prior quarter, primarily due to an increase in correspondent banking and capital markets income • Net charge-offs of 9 bps* • Loans increased by $931 million, or 8%*, and deposits increased by $1.1 billion, or 8%* • Total loan yield of 6.13%, down 0.35% from prior quarter; total deposit cost of 1.82%, down 0.09% from prior quarter • Efficiency ratio and adjusted efficiency ratio (non-GAAP)(1) of 50% • The Board of Directors approved a new stock repurchase program authorizing the Company to repurchase up to 5,560,000 of the Company’s common shares replacing the pre-existing authorization, which had 560,000 shares remaining and was cancelled as part of the Board approval of the 2026 repurchase plan

FULL YEAR HIGHLIGHTS | 2025

- **Earnings**
  - **Reported Diluted EPS of $7.87, an increase of 13% compared to the prior year**
  - **Adjusted Diluted EPS (Non-GAAP)[(1)] of $9.50, an increase of 32% compared to the prior year**
  - **PPNR/share (non-GAAP)[(2)] of $12.55, up 30% from 2024**
- **Returns on Capital**
  - **Return on Average Common Equity of 9.13%; Return on Average Tangible Common Equity (Non-GAAP)[(3)] of 16.7%**
  - **Adjusted Return on Average Tangible Common Equity (Non-GAAP)[(3)] of 19.9%**
  - **Return on Average Assets ("ROAA") of 1.22% and Adjusted ROAA (Non-GAAP)[(3)] of 1.48%**
- **Capital**
  - **Closed Independent acquisition**
  - **Executed sale-leaseback transaction and offsetting securities portfolio restructuring**
  - **Increased dividend 11%**
  - **Repurchased 2.4% of the Company's shares**
  - **Grew Book Value per Share 18% and Tangible Book Value per Share (Non-GAAP)[(4)] 10%**

(1) ~ (4) For end note descriptions, see Earnings Presentation End Notes starting on slide 35.

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$369.8 $544.5 $577.9 $599.7 $581.1 3.48% 3.85% 4.02% 4.06% 3.86% 3.00% 3.25% 3.50% 3.75% 4.00% 4.25% $200 $300 $400 $500 $600 $700 4Q24 1Q25 2Q25 3Q25 4Q25 Net Interest Income Net Interest Margin, TE (1) NET INTEREST MARGIN (TE) (1) Dollars in millions (1) For end note descriptions, see Earnings Presentation End Notes starting on slide 35. 13

LOAN PRODUCTION VS LOAN GROWTH $1,233 $1,352 $2,049 $1,648 $1,932 $2,124 $3,335 $3,375 $3,915 $372 $279 $568 $314 $355 $(263) $501 $401 $931 $(500) $— $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 Loan Production Loan Portfolio Growth Dollars in millions (1) & (2) For end note descriptions, see Earnings Presentation End Notes starting on slide 35. 14 (1) (2) (1)

Balance Sheet

4Q24 1Q25 2Q25 3Q25 4Q25 DDA / Total Deposits 27% 26% 26% 25% 24% LOAN AND DEPOSIT TRENDS $33.9 $46.8 $47.3 $47.7 $48.6 $- $0.2B $0.4B $0.6B $0.8B $1.0B $1.2B $— $6 $12 $18 $24 $30 $36 $42 $48 $54 $60 4Q24 1Q25 2Q25 3Q25 4Q25 Loans (1) Dollars in billions Amounts may not total due to rounding. (1) For end note descriptions, see Earnings Presentation End Notes starting on slide 35. 16 $10.2 $13.8 $13.7 $13.4 $13.4 $8.2 $12.0 $12.6 $12.9 $13.8 $15.5 $20.4 $19.7 $20.1 $20.6 $4.2 $7.2 $7.7 $7.6 $7.4 $38.1B $53.3B $53.7B $54.1B $55.1B $— $6 $12 $18 $24 $30 $36 $42 $48 $54 $60 Deposits Noninterest-bearing Checking ("DDA") Interest-bearing Checking MMA & Savings Time Deposits

Investor CRE (2) 37% Consumer RE 21% Owner-Occupied CRE 16% C&I 19% CDL (1) 5% Cons / Other 2% TOTAL LOAN PORTFOLIO 17 Data as of December 31, 2025 Loan portfolio balances, average balances or percentage exclude loans held for sale; Amounts may not total due to rounding. (1)~(3) For end note descriptions, see Earnings Presentation End Notes starting on slide 35. Loan Type No. of Loans Balance Avg. Loan Balance Investor CRE 11,416 $ 17.9B $ 1,566,700 Consumer RE 50,444 10.5B 207,200 Owner-Occupied CRE 8,886 7.6B 852,700 C & I 22,333 9.2B 411,300 Constr., Dev. & Land 3,530 2.5B 721,900 Cons / Other 46,827 1.0B 20,300 Total 143,436 $ 48.6B $ 338,800 Loan Relationships Top 10 Represents ~ 2% of total loans Top 20 Represents ~ 3% of total loans Loans by Type Total Loans $48.6 Billion

PREMIUM CORE † DEPOSIT FRANCHISE Noninterest-bearing Checking $13.4B Interest-bearing Checking $13.8B Savings $2.8B Money Market $17.8B Time Deposits $7.4B 18 Data as of December 31, 2025 Dollars in billions except for average checking balances; Amounts may not total due to rounding. † & (1) For end note descriptions, see Earnings Presentation End Notes starting on slide 35. Total Deposits $55.1 Billion Deposits by Type 1.82% 2.03% 1.00% 1.25% 1.50% 1.75% 2.00% 2.25% 2.50% SSB Peer Average Total Cost of Deposits 4Q25 (1)

Credit

0.63% 0.60% 0.68% 0.67% 0.64% —% 0.25% 0.50% 0.75% 1.00% 4Q24 1Q25 2Q25 3Q25 4Q25 Nonperforming Assets to Loans & OREO 1.15% 1.41% 1.44% 1.54% 1.25% 2.86% 2.84% 2.99% 3.10% 3.68% —% 1.00% 2.00% 3.00% 4.00% 5.00% 4Q24 1Q25 2Q25 3Q25 4Q25 Criticized & Classified Asset Trends Special Mention / Assets Substandard / Assets ASSET QUALITY METRICS & LOAN LOSS RESERVE Dollars in millions (1) Excluding acquisition date charge-offs of $17.3 million and $39.4 million recorded during the quarters ended June 30, 2025 and March 31, 2025, respectively, in connection with the Independent merger, to conform with the Company’s charge-off policies and practices. (2) Unamortized discount on acquired loans was $259 million, $310 million, $393 million, $457 million, $37 million, $40 million, $43 million, and $47 million, for the quarters ended December 31, 2025, September 30, 2025, June 30, 2025, March 31, 2025, December 31, 2024, September 30, 2024, June 30, 2024, and March 31, 2024, respectively. 20 0.06% 0.04% 0.06% 0.27% 0.09% —% 0.25% 0.50% 4Q24 1Q25 2Q25 3Q25 4Q25 Net Charge-Offs to Loans $470 $472 $468 $465 $624 $621 $590 $585 $53 $50 $42 $45 $62 $65 $69 $70 1.60% 1.57% 1.52% 1.51% 1.47% 1.45% 1.38% 1.35% 1.00% 1.40% 1.80% 2.20% $150 $300 $450 $600 $750 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 $ in millions Total ACL(2) plus Reserve for Unfunded Commitments Total ACL Reserve for Unfunded Commitments % of Total Loans (1) (1)

0.05% 0.05% 0.07% 0.10% 0.10% 0.11% 0.12% 0.12% 0.12% 0.14% 0.16% 0.17% 0.17% 0.21% 0.21% 0.23% 0.23% 0.24% 0.25% 0.29% 0.39% Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 Peer 11 Peer 12 Peer 13 Peer 14 Peer 15 Peer 16 Peer 17 Peer 18 Peer 19 Source: S&P Global Market Intelligence (1) Peers as disclosed in the most recent SSB proxy statement. HISTORY OF RESILIENT CREDIT 21 Net Charge-offs (“NCO”) / Average Loans (1) : 2015 – 3Q 2025 YTD Average SSB Peer Average (1)

Capital

CAPITAL RATIOS 3Q25 4Q25(2) Tangible Common Equity(1) 8.8% 8.8 % Tier 1 Leverage 9.4% 9.3 % Tier 1 Common Equity 11.5% 11.4 % Tier 1 Risk-Based Capital 11.5% 11.4 % Total Risk-Based Capital 14.0% 13.8 % Bank CRE Concentration Ratio 272% 272 % Bank CDL Concentration Ratio 38% 35% (1)&(2) For end note descriptions, see Earnings Presentation End Notes starting on slide 35. 23

Appendix

CURRENT & HISTORICAL 5 - QTR PERFORMANCE (1) 82% 86% 87% 86% 85% 18% 14% 13% 14% 15% $451M $631M $665M $700M $688M 4.10% 2.5% 3.0% 3.5% 4.0% 4.5% 5.0% 0% 20% 40% 60% 80% 100% 4Q24 1Q25 2Q25 3Q25 4Q25 Revenue Composition NIM, TE / Revenue, TE Noninterest Income / Revenue ,TE Avg. 10-year UST Total Revenue (TE) Dollars in millions (1)&(2) For end note descriptions, see Earnings Presentation End Notes starting on slide 35. $81 $86 $87 $99 $106 0.69% 0.54% 0.54% 0.60% 0.63% 0.2% 0.4% 0.6% 0.8% 1.0% $— $22 $44 $66 $88 $110 4Q24 1Q25 2Q25 3Q25 4Q25 $ in millions Noninterest Income Noninterest Income Noninterest Income / Avg. Assets $370 $545 $579 $600 $582 3.48% 3.85% 4.02% 4.06% 3.86% 3.0% 3.2% 3.4% 3.5% 3.7% 3.9% 4.1% $200 $270 $340 $410 $480 $550 $620 4Q24 1Q25 2Q25 3Q25 4Q25 $ in millions Net Interest Margin (“NIM”, TE) NIM, TE ($) NIM, TE (%) 56% 61% 54% 50% 53% 49% 50% 47% 50% 50% —% 15% 30% 45% 60% 75% 90% 4Q24 1Q25 2Q25 3Q25 4Q25 Efficiency Ratio Efficiency Ratio Adjusted Efficiency Ratio 25 (2)

Correspondent banking and capital markets income, gross $ 20,905 $ 16,715 $ 19,161 $ 25,522 $ 30,638 Interest on centrally-cleared Variation Margin ("VM")(1) (7,350) (7,170) (5,394) (4,318) (3,167) Total Correspondent Banking and Capital Markets Income $ 13,555 $ 9,545 $ 13,767 $ 21,204 $ 27,471 $(7.4) $(7.2) $(5.4) $(4.3) $(3.2) $20.9 $16.7 $19.2 $25.5 $30.6 ($10.0) ($5.0) $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $(15) $(10) $(5) $— $5 $10 $15 $20 $25 $30 $35 4Q24 1Q25 2Q25 3Q25 4Q25 $ in millions Correspondent Revenue Breakout ARC Revenues, gross Interest on VM FI Revenues Operational Revenues Total Revenues, gross • Provides capital markets hedging (ARC), fixed income sales, international, clearing and other services to over 1,300 financial institutions across the country CORRESPONDENT BANKING DIVISION 26 1,319 Financial Institution Clients (1) For end note descriptions, see Earnings Presentation End Notes starting on slide 35.

Dollars in billions, unless otherwise noted; data as of December 31, 2025 Amounts may not total due to rounding. † , (1)~(4) For end note descriptions, see Earnings Presentation End Notes starting on slide 35. 2.50% 2.99% 3.50% 3.50% 3.40% 1.0% 1.4% 1.8% 2.2% 2.6% 3.0% 3.4% 3.8% 4Q24 1Q25 2Q25 3Q25 4Q25 Investment Securities Yield(2) HIGH QUALITY INVESTMENT PORTFOLIO 79% 9% 12% 0.3% Investment Portfolio† Composition Agency MBS(1) Treasury, Agency & SBA Municipal Corporates Type AFS HTM Balance Duration (yrs)(3,4) Balance Duration (yrs)(4) Agency MBS(1) $4.7B 3.6 $1.9B 6.0 Municipal 1.0B 7.8 — — Treasury, Agency & SBA 0.6B 2.2 0.2B 5.7 Corporates 0.02B 0.5 — — Total $6.3B 4.2 $2.0B 6.0 27 Total Investment Portfolio† $8.4 Billion

NON - GAAP RECONCILIATIONS – ADJUSTED NET INCOME & ADJUSTED EARNINGS PER SHARE (“EPS”) (UNAUDITED) Dollars in thousands, except for per share data (1) Includes pre-tax cyber incident (reimbursement) costs of $3,000 for the quarter ended September 30, 2025, and $(3.5) million and $8.3 million for the years ended December 31, 2025 and 2024, respectively. 28 Adjusted Net Income 3Q25 4Q25 2024 2025 Net income (GAAP) $ 246,641 $ 247,722 $ 534,783 $ 798,667 Plus: Securities losses, net of tax — — 38 178,639 Gain on sale leaseback, net of transaction costs and tax — — — (179,004) PCL - NonPCD loans and UFC, net of tax — — — 71,892 FDIC special assessment, net of tax — (3,012) 2,884 (3,012) Deferred tax asset remeasurement — — — 5,581 Merger, branch consolidation, severance related and other expense, net of tax (1) 16,032 3,529 15,374 91,248 Adjusted Net Income (Non-GAAP) $ 262,673 $ 248,239 $ 553,079 $ 964,011 Adjusted EPS 3Q25 4Q25 2024 2025 Diluted weighted-average common shares 101,735 100,619 76,762 101,499 Adjusted net income (non-GAAP) $ 262,673 $ 248,239 $ 553,079 $ 964,011 Adjusted EPS, Diluted (Non-GAAP) $ 2.58 $ 2.47 $ 7.21 $ 9.50

NON - GAAP RECONCILIATIONS – RETURN ON AVG. TANGIBLE COMMON EQUITY (UNAUDITED) Dollars in thousands * Quarter-to-date return on average tangible common equity is annualized. The tangible measures are non-GAAP measures and exclude the effect of period end or average balance of intangible assets; the tangible returns on equity and common equity measures also add back the after-tax amortization of intangibles to GAAP basis net income. 29 Return on Average Tangible Equity * 3Q25 4Q25 2024 2025 Net income (GAAP) $ 246,641 $ 247,722 $ 534,783 $ 798,667 Plus: Amortization of intangibles 23,426 23,417 22,395 94,722 Effective tax rate 23% 21% 24% 23 % Amortization of intangibles, net of tax 17,979 18,392 17,103 73,235 Net income plus after-tax amortization of intangibles (non-GAAP) $ 264,620 $ 266,114 $ 551,886 $ 871,902 Average shareholders' common equity $ 8,867,408 $ 9,019,516 $ 5,685,968 $ 8,751,375 Less: Average intangible assets 3,516,575 3,491,305 2,001,262 3,525,209 Average tangible common equity $ 5,350,833 $ 5,528,211 $ 3,684,706 $ 5,226,166 Return on Average Tangible Common Equity (Non-GAAP) * 19.6% 19.1% 15.0% 16.7%

NON - GAAP RECONCILIATIONS – ADJUSTED RETURN ON AVG. ASSETS & AVG. TANGIBLE COMMON EQUITY (UNAUDITED) Dollars in thousands * Quarter-to-date adjusted return on average assets and average tangible common equity are annualized. The tangible measures are non-GAAP measures and exclude the effect of period end or average balance of intangible assets; the tangible returns on equity and common equity measures also add back the after-tax amortization of intangibles to GAAP basis net income. 30 Dollars in thousands, except for per share data Adjusted Return on Average Assets * 3Q25 4Q25 2024 2025 Adjusted net income (non-GAAP) $ 262,673 $ 248,239 $ 553,079 $ 964,011 Total average assets 65,489,544 66,639,370 45,637,021 65,248,083 Adjusted Return on Average Assets (Non-GAAP) * 1.59% 1.48% 1.21% 1.48% Adjusted Return on Average Tangible Common Equity * 3Q25 4Q25 2024 2025 Adjusted net income (non-GAAP) $ 262,673 $ 248,239 $ 553,079 $ 964,011 Plus: Amortization of intangibles, net of tax 17,979 18,392 17,103 73,235 Adjusted net income plus after-tax amortization of intangibles (non-GAAP) $ 280,652 $ 266,631 $ 570,182 $ 1,037,246 Average tangible common equity $ 5,350,833 $ 5,528,211 $ 3,684,706 $ 5,226,166 Adjusted Return on Average Tangible Common Equity (Non-GAAP) * 20.81% 19.14% 15.47% 19.85%

NON - GAAP RECONCILIATIONS – NET INTEREST MARGIN (UNAUDITED) Dollars in thousands 31 Dollars in thousands, except for per share data Net Interest Margin - Tax Equivalent (Non-GAAP) 4Q24 1Q25 2Q25 3Q25 4Q25 Net interest income (GAAP) $ 369,779 $ 544,547 $ 577,948 $ 599,697 $ 581,115 Tax equivalent adjustments 547 784 672 718 800 Net interest income (tax equivalent) (Non-GAAP) $ 370,326 $ 545,331 $ 578,620 $ 600,415 $ 581,915 Average interest earning assets $ 42,295,376 $ 57,497,453 $ 57,710,001 $ 58,727,110 $59,872,113 Net Interest Margin - Tax Equivalent (Non-GAAP) 3.48% 3.85% 4.02% 4.06% 3.86%

NON-GAAP RECONCILIATIONS – PPNR, PPNR/WEIGHTED AVG. CS, ADJUSTED & CORRESPONDENT & CAPITAL MARKETS INCOME (UNAUDITED)

PPNR, Adjusted (Non-GAAP)

	4Q24	1Q25	2Q25	3Q25	4Q25	2024	2025
Net interest income (GAAP)	$ 369,779	$ 544,547	$ 577,948	$ 599,697	**$ 581,115**	$ 1,415,454	**$ 2,303,307**
Plus:							
Noninterest income	80,545	86,088	86,817	99,086	**105,753**	302,262	**377,744**
Less:							
Losses on sales of securities, net	(50)	(228,811)	—	—	**—**	(50)	**(228,811)**
Gain on sale leaseback, net of transaction costs	—	229,279	—	—	**—**	—	**229,279**
Total revenue, adjusted (non-GAAP)	$ 450,374	$ 630,167	$ 664,765	$ 698,783	**$ 686,868**	$ 1,717,766	**$ 2,680,583**
Less:							
Noninterest expense	256,609	408,826	375,061	372,342	**364,855**	1,001,493	**1,521,084**
PPNR (Non-GAAP)	$ 193,765	$ 221,341	$ 289,704	$ 326,441	**$ 322,013**	$ 716,273	**$ 1,159,499**
Plus:							
Merger, branch consolidation, severance related and other expense [(1)]	6,531	68,006	24,379	20,889	**4,494**	20,133	**117,768**
FDIC Special Assessment	(621)	—	—	—	**(3,835)**	3,852	**(3,835)**
Total adjustments	$ 5,910	$ 68,006	$ 24,379	$ 20,889	**$ 659**	$ 23,985	**$ 113,933**
PPNR, Adjusted (Non-GAAP)	**$ 199,675**	**$ 289,347**	**$ 314,083**	**$ 347,330**	**$ 322,672**	**$ 740,258**	**$ 1,273,432**
Weighted average common shares outstanding, diluted	76,958	101,829	101,845	101,735	**100,619**	76,762	**101,499**
PPNR, Adjusted per Weighted Avg. Common Shares Outstanding, Diluted (Non-GAAP)	**$ 2.59**	**$ 2.84**	**$ 3.08**	**$ 3.41**	**$ 3.21**	**$ 9.64**	**$ 12.55**

Correspondent & Capital Markets Income

	4Q24	1Q25	2Q25	3Q25	4Q25
ARC revenues	$ 3,379	$ 414	$ 5,083	$ 8,926	**$ 14,345**
FI revenues	7,190	6,398	6,192	8,045	**8,918**
Operational revenues	2,986	2,733	2,492	4,233	**4,208**
Total Correspondent & Capital Markets Income	**$ 13,555**	**$ 9,545**	**$ 13,767**	**$ 21,204**	**$ 27,471**

Dollars and weighted average commons share outstanding in thousands except per share data

(1) Includes pre-tax cyber incident (reimbursement) costs of $3,000, $(3.6) million, $111,000, and $329,000 for the quarters ended September 30, 2025, June 30, 2025, March 31, 2025, and December 31, 2024, respectively, and $(3.5) million and $8.3 million for the years ended December 31, 2025 and 2024, respectively.

32

NON-GAAP RECONCILIATIONS – CURRENT & HISTORICAL: EFFICIENCY RATIOS (UNAUDITED)

Efficiency Ratio (Non-GAAP) & Adjusted Efficiency Ratio (Non-GAAP)

	4Q24	1Q25	2Q25	3Q25	4Q25
Noninterest expense (GAAP)	$ 256,609	$ 408,826	$ 375,061	$ 372,342	**$ 364,855**
Less: Amortization of intangible assets	5,326	23,831	24,048	23,426	**23,417**
Adjusted noninterest expense (non-GAAP)	$ 251,283	$ 384,995	$ 351,013	$ 348,916	**$ 341,438**
Net interest income (GAAP)	$ 369,779	$ 544,547	$ 577,948	$ 599,697	**$ 581,115**
Tax Equivalent ("TE") adjustments	547	784	672	718	**800**
Net interest income, TE (non-GAAP)	$ 370,326	$ 545,331	$ 578,620	$ 600,415	**$ 581,915**
Noninterest income (GAAP)	$ 80,545	$ 86,088	$ 86,817	$ 99,086	**$ 105,753**
Efficiency Ratio (Non-GAAP)	**56%**	**61%**	**53%**	**50%**	**50%**
Noninterest income (GAAP)	$ 80,545	$ 86,088	$ 86,817	$ 99,086	**$ 105,753**
Less:					
Losses on sales of securities, net	(50)	(228,811)	—	—	**—**
Gain on sale leaseback, net of transaction costs	—	229,279	—	—	**—**
Adjusted noninterest income (non-GAAP)	$ 80,595	$ 85,620	$ 86,817	$ 99,086	**$ 105,753**
Noninterest expense (GAAP)	$ 256,609	$ 408,826	$ 375,061	$ 372,342	**$ 364,855**
Less:					
Merger, branch consolidation, severance related and other expense [(1)]	6,531	68,006	24,379	20,889	**4,494**
FDIC special assessment	(621)	—	—	—	**(3,835)**
Amortization of intangible assets	5,326	23,831	24,048	23,426	**23,417**
Total adjustments	$ 11,236	$ 91,837	$ 48,427	$ 44,315	**$ 24,076**
Adjusted noninterest expense (non-GAAP)	$ 245,373	$ 316,989	$ 326,634	$ 328,027	**$ 340,779**
Adjusted Efficiency Ratio (Non-GAAP)	**54%**	**50%**	**49%**	**47%**	**50%**

Dollars in thousands

(1) Includes pre-tax cyber incident (reimbursement) costs of $3,000, $(3.6) million, $111,000, and $329,000 for the quarters ended September 30, 2025, June 30, 2025, March 31, 2025, and December 31, 2024, respectively.

33

NON - GAAP RECONCILIATIONS – TANGIBLE BOOK VALUE PER SHARE & TANGIBLE COMMON EQUITY RATIO (UNAUDITED) Dollars in thousands 34 Tangible Book Value per Common Share 3Q25 4Q25 Shareholders' common equity (excludes preferred stock) $ 5,890,415 $ 9,059,108 Less: Intangible assets 1,989,564 3,480,385 Tangible shareholders' common equity (excludes preferred stock) $ 3,900,851 $ 5,578,723 Common shares issued and outstanding 76,322,206 99,138,204 Tangible Book Value per Common Share (Non-GAAP) $ 51.11 $ 56.27 Tangible Common Equity ("TCE") Ratio 3Q25 4Q25 Tangible common equity (non-GAAP) $ 5,507,177 $ 5,578,723 Total assets (GAAP) 66,048,210 67,197,412 Less: Intangible assets 3,503,949 3,480,385 Tangible asset (non-GAAP) $ 62,544,261 $ 63,717,027 TCE Ratio (Non-GAAP) 8.8% 8.8%

EARNINGS PRESENTATION END NOTES 35 Slide 3 End Notes (1) Financial metrics as of December 31, 2025; market cap as of January 21, 2026 (2) Projected population growth shown as the percent growth 2026 – projected 2031 (3) Includes MSAs with greater than 1 million in total population in 2026 (4) Excludes Bank of America, Capital One Financial, and Truist Financial Slide 6 End Notes • Percentage of loans and deposits in each state as of December 31, 2025; excludes loans and deposits from national lines of business and brokered deposits • Source: S&P Global (Projected Population Growth) Slide 9 End Notes (1) Adjusted PPNR per weighted average diluted shares; this is a Non-GAAP financial measure that excludes the impact of losses on sales of securities, gain on sale leaseback, net of transaction costs, FDIC special assessment, and merger, branch consolidation, severance related and other restructuring expenses - See reconciliation of GAAP to Non-GAAP measures in Appendix. Slide 10 End Notes (1) The tangible measures are non-GAAP measures and exclude the effect of period end or average balance of intangible assets. The tangible returns on equity and common equity measures also add back the after-tax amortization of intangibles to GAAP basis net income; other adjusted figures presented are also Non-GAAP financial measures that exclude the impact of FDIC special assessment and merger, branch consolidation, severance related and other restructuring expenses, net of tax - See reconciliation of GAAP to Non-GAAP measures in Appendix. Slide 11 End Notes (1) Adjusted diluted EPS excludes the impact of FDIC special assessment and merger, branch consolidation, severance related and other restructuring expenses, net of tax; Adjusted efficiency ratio is calculated by taking the noninterest expense excluding FDIC special assessment, merger, branch consolidation and severance related expenses and amortization of intangible assets - See reconciliation of GAAP to Non-GAAP measures in Appendix. (2) Adjusted PPNR and adjusted PPNR per weighted average diluted share are non-GAAP financial measures that exclude the impact of FDIC special assessment and merger, branch consolidation, severance related and other restructuring expenses - See reconciliation of GAAP to Non-GAAP measures in Appendix. (3) The tangible measures are non-GAAP measures and exclude the effect of period end intangible assets - See reconciliation of GAAP to Non-GAAP measures in Appendix. (4) Tax equivalent NIM is a Non-GAAP financial measure - See reconciliation of GAAP to Non-GAAP measures in Appendix. (5) Excluding acquisition date charge-offs recorded in connection with the Independent merger. Slide 12 End Notes (1) Adjusted diluted EPS excludes the impact of losses on sales of securities, gain on sale leaseback, net of transaction costs, PCL on non-PCD loans and unfunded commitments, FDIC special assessment, deferred tax asset remeasurement, and merger, branch consolidation, severance related and other restructuring expenses, net of tax - See reconciliation of GAAP to Non-GAAP measures in Appendix. (2) Adjusted PPNR per weighted average diluted share are non-GAAP financial measures that exclude the impact of losses on sales of securities, gain on sale leaseback, net of transaction costs, FDIC special assessment and merger, branch consolidation, severance related and other restructuring expenses - See reconciliation of GAAP to Non-GAAP measures in Appendix. (3) Adjusted return excludes the impact of losses on sales of securities, gain on sale leaseback, net of transaction costs, PCL on non-PCD loans and unfunded commitments, FDIC special assessment, deferred tax asset remeasurement, and merger, branch consolidation, severance related and other restructuring expenses, net of tax; The tangible measures are non-GAAP measures and exclude the effect of period end intangible assets. - See reconciliation of GAAP to Non-GAAP measures in Appendix. (4) The tangible measures are non-GAAP measures and exclude the effect of period end intangible assets - See reconciliation of GAAP to Non-GAAP measures in Appendix.

EARNINGS PRESENTATION END NOTES 36 Slide 13 End Notes (1) Tax equivalent NIM is a Non-GAAP financial measure - See reconciliation of GAAP to Non-GAAP measures in Appendix. Slide 14 End Notes (1) Preliminary; excludes loans held for sale; loan production indicates committed balance total; loan portfolio growth indicates quarter-over-quarter loan ending balance growth, excluding loans held for sale. (2) Excludes the effects of the acquisition date loan balance of $13.1 billion acquired from Independent. Slide 16 End Notes (1) Excludes loans held for sale. Slide 17 End Notes (1) CDL includes residential construction, commercial construction, and all land development loans. (2) Investor CRE includes nonowner-occupied CRE and other income producing property. Slide 18 End Notes † Core deposits defined as non-time deposits (1) Source: S&P Global Market Intelligence; 4Q25 MRQs available as of January 21, 2026; Peers as disclosed in the most recent SSB proxy statement. Slide 23 End Notes (1) The tangible measures are non-GAAP measures and exclude the effect of period end intangible assets - See reconciliation of GAAP to Non-GAAP measures in Appendix. (2) Preliminary Slide 25 End Notes (1) Total revenue and noninterest income are adjusted by gains or losses on sales of securities and gains on sale leaseback. The total revenue also includes tax equivalent adjustments; Tax equivalent NIM, efficiency ratio and adjusted efficiency ratio are Non-GAAP financial measures; Adjusted Efficiency Ratio excludes losses on sales of securities, gain on sale leaseback net of transaction costs, merger, branch consolidation, severance related and other restructuring expenses, FDIC special assessment, and amortization of intangible assets, as applicable – See Current & Historical Efficiency Ratios and Net Interest Margin reconciliation in Appendix. (2) Annualized Slide 26 End Notes (1) Interest on centrally-cleared variation margin (expense or income) is included in ARC revenue within Correspondent Banking and Capital Markets Income. Slide 27 End Notes † Investment portfolio excludes non-marketable equity. (1) MBS issued by U.S. government agencies or sponsored enterprises (commercial and residential collateral) (2) Investment securities yield include non-marketable equity and trading securities. (3) Excludes principal receivable balance as of December 31, 2025. (4) Based on current book value